THE AMENDED AND RESTATED
                  1996 EQUITY PARTICIPATION PLAN
                                OF
                    BLOWOUT ENTERTAINMENT, INC.

     Blowout Entertainment, Inc., a Delaware corporation (the "Company"), adopted The 1996 Equity Participation Plan of Blowout Entertainment, Inc., effective March 21, 1996, for the benefit of its eligible employees, consultants and directors and desires to amend and restate the same upon the terms of this, The Amended and Restated 1996 Equity Participation Plan of Blowout Entertainment, Inc. (the "Plans"). The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

     (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                             ARTICLE 1

                            DEFINITIONS

     2.1.1  GENERAL.   Wherever  the  following terms are used in this Plan
they shall have the meaning specified below, unless the context clearly indicates otherwise.

     2.1.2  AWARD LIMIT.  "Award Limit" shall mean 150,000 shares of Common
Stock.

     2.1.3 BOARD.   "Board"  shall  mean  the  Board  of  Directors  of the
Company.

     2.1.4 CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under commoncontrol with, the Company) directly or indirectly acquires beneficial (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or
     (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     2.1.5 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.1.6 COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in
Section 6.1.

     2.1.7 COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.


     2.1.8  COMPANY.   "Company" shall mean Blowout Entertainment, Inc.,  a
Delaware corporation.

     2.1.9 CORPORATE TRANSACTION.   "Corporate  Transaction" shall mean any
of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from those who held such securities immediately prior to such merger.

     2.1.10 DIRECTOR.  "Director" shall mean a member of the Board.

     2.1.11 EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary, or of Rentrak Corporation.

     2.1.12  EXCHANGE  ACT.   "Exchange  Act"  shall  mean  the  Securities
Exchange Act of 1934, as amended.

     2.1.13 FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or
(ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     2.1.14 INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     2.1.15 INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     2.1.16 NON-OUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     2.1.17 OPTION.  "Option"  shall  mean  a  stock  option  granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     2.1.18  OPTIONEE.   "Optionee" shall mean an Employee,  consultant  or
Independent Director granted an Option under this Plan.

     2.1.19 PLAN. "Plan" shall mean The 1996 Equity Participation Plan of Blowout Entertainment, Inc.

     2.1.20 QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
     2.1.21 RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     2.1.22 SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined* voting power of all classes of stock in one of the other corporations in such chain.

     2.1.23 TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     2.1.24 TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     2.1.25 TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding
(i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                             ARTICLE 2

                      SHARES SUBJECT TO PLAN

     2.2.1 Shares Subject to Plan.

          (a) The shares of stock subject to Options shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall not exceed 500,000. The shares of Common Stock issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to options granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are cancelled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

     2.2.2 ADD-BACK OF OPTIONS. If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 7.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optioneeor withheld by the Company upon the exercise of any Option, in payment of the exercise price thereof, may again be optioned or granted hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                             ARTICLE 3

                        GRANTING OF OPTIONS

     2.3.1 ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 3.4(d).

     2.3.2 DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing subsidiary or parent thereof unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     2.3.3 QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

     2.3.4 GRANTING OF OPTIONS.

          (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

               (i) Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Options under this
          Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

               (iii) Determine whether such Options are to be Incentive Stock Options or Non-Oualified Stock Options; and

               (iv) Determine the terms and conditions of such Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of
          Section 162(m) of the Code.

          All Options granted to Optionees subject to Section 162(m) of the Code with an exercise price equal to or greater than the Fair Market Value of the Common Stock on the date of such grant shall be intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code unless the Committee otherwise determines.

          (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other right, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other right.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d) (i) During the term of the Plan, each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (A) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of such initial public offering and (B) an Option to purchase 1,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of each annual meeting of stockholders after such initial public offering at which the Independent Director is reelected to the Board. During the term of the Plan, a person who is initially elected to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election automatically shall be granted (A) an Option to purchase 5,000 shares of Common Stock (subject to adjustment as provided in Section 7.3) on the date of such initial election and (B) an Option to purchase 1,000 shares of Common Stock (subject to adjustment as provided in
     Section 7.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (A) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (B) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d)(i) have been approved by the stockholders of the Company. For purposes of this Plan, "initial public offering" shall include the distribution (the "Distribution") to holders of the common stock of Rentrak Corporation, an Oregon corporation ("Rentrak"), pursuant to which such holders will receive as a dividend one share of Common Stock for every
     8.34 shares of common stock of Rentrak on or about November 25, 1996 (the "Distribution Date").

          (ii) The Board may from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

               (A) Determine whether, in its opinion, the Independent Directors (or any of them) should be granted Non-Qualified Stock Options in addition to the Options granted pursuant to
          Section 3.4(d)(i);

               (B) Subject to the Award Limit, determine the number of shares to be subject to such Non-Qualified Stock Options granted to selected Independent Directors; and

               (C) Determine the terms and conditions of such NonQualified Stock Options, consistent with this Plan.

                             ARTICLE 4

                         TERMS OF OPTIONS

     2.4.1 OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 422 of the Code.

     2.4.2 OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee (or the Board, the case of Options granted to Independent Directors); PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performancebased compensation as described in Section 162(m)(4)(C) of the Code such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; PROVIDED, HOWEVER, that the price of each share subject to each Option granted to Independent Directors pursuant to
Section 3.4(d)(i) on the date of the initial public offering of Common Stock shall equal the initial public offering price (net of underwriting discounts and commissions) per share of Common Stock or the Fair Market Value of a share of Common Stock on the Distribution Date.

     2.4.3 OPTION TERM. The term of an Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion; PROVIDED, HOWEVER, that, (i) in the case of Options granted to Independent Directors pursuant to Section 3.4(d)(i), the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder, but subject to Section 5.6, and
(ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the
Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent thereof. Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     2.4.4 OPTION VESTING.

          (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board, in the case of Options granted to Independent
     Directors) and the Committee (or the Board, in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee (or the Board, in the case of Options granted to Independent Directors) otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors pursuant to Section 3.4(d)(i) shall become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 7.3(c). At any time after grant of an Option, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director pursuant to Section 3.4(d)(i)) vests.

          (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board, in the case of Options granted to the Independent Directors) either in the Stock Option Agreement or by action of the Committee (or the Board, as the case may be) following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of
     Section 422 of the Code, but without regard to Section  422(d)  of the
     Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonequalized Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
     Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     2.4.5 CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee or the Board following grant of the Option) after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                             ARTICLE 5

                        EXERCISE OF OPTIONS

     2.5.1 PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     2.5.2 MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Committee or the Board stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

          (b) Such representations and documents as the Committee or the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised  pursuant  to
     Section 7.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion
     (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board;
     (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     2.5.3 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or Board shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or Board may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     2.5.4 RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     2.5.5 OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i)  two  years from the date of granting such Option to such  Employee  or
(ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     2.5.6 LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. Unless earlier terminated pursuant to Section 7.3(c)(ii) or 7.3(c)(viii), no Option granted to an Independent Director pursuant to
Section 3.4(d)(i) may be exercised to any extent by anyone after the first to occur of the following events::

          (a) the expiration of twelve (12) months from the date of the Optionee's death;

          (b) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

          (c) the expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three-month period; or

          (d) the expiration of ten years from the date the Option was granted.

                             ARTICLE 6

                          ADMINISTRATION

     2.6.1 COMPENSATION COMMITTEE. The Compensation Committee (or another committee of the Board assuming the functions of the Committee under this
Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an-"outside director" for purposes of Section 162(m) of the Code. Appointment of Committee
members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     2.6.2 DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such nobles. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan.

     2.6.3 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     2.6.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                             ARTICLE 7

                     MISCELLANEOUS PROVISIONS

     2.7.1 NOT TRANSFERABLE. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until the shares underlying such Options have been issued. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     2.7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 7.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 7.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options, theretofore granted, unless the award itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.4.

     2.7.3 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

          (a) Subject to Sections 7.3(e), in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

               (iii) the grant or exercise price with respect to any Option.

          (b) Subject to Sections 7.3(e), in the event of any corporate transaction or other event described in Section 7.3(a) which results in shares of Common Stock being exchanged for or converted into cash, securities (including securities of another corporation) or other property, the Committee will have the right to terminate this Plan as of the date of the event or transaction, in which case all Options granted under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

          (c) Subject to Sections 7.3(c)(vi) and 7.3(e), in the event of any corporate transaction or other event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Options under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Optionee's rights had such Option been currently exercisable or payable or the replacement of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

               (ii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that it cannot be exercised after such event;

               (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event such Option, shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
          (i) Section 4.4 or (ii) the provisions of such Option;
               (iv) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option, be assumed by the successor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

               (v) In its discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, which may be granted in the future.

               (vi)  None  of the foregoing  discretionary  terms  of  this
          Section 7.3(c) shall be permitted with respect to Options granted under Section 3.4(d) to Independent Directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof); PROVIDED, HOWEVER, that such termination shall not occur until after the related Corporate Transaction has closed and appropriate arrangements shall be made to permit any Options outstanding to be exercised in connection with such closing; and PROVIDED, FURTHER, that any Option granted or deemed regranted within six months of such Corporate Transaction shall remain exercisable until the expiration of six months and one day from the later of the date such Option was granted or the date such Option was deemed regranted unless such Option earlier expires pursuant to Section 5.6.

               (vii) A Stock Option Agreement, in the discretion of the Committee, may provide that in the event of any Corporate Transaction, each outstanding Option shall, immediately prior to the effective date of the Corporate Transaction, automatically become fully exercisable for all of the shares of Common Stock subject to such Option. A Stock Option Agreement may, in the discretion of the Committee, further provide that the Option subject to such agreement shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof),
          (ii) such Option is to be replaced with a cash incentive program of the successor or survivor corporation which preserves the economic value of the right at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such right or (iii) the acceleration of exercisability of such Option is subject to other limitations imposed by the Committee at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

          (d) Subject to Sections 7.3(e) and 7.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (e) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under
     Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized  to  the  extent  such  adjustment or action would  violate
     Section 16 or the exemptive conditions of Rule 16b-3. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     2.7.4 APPROVAL OF PLAN BY STOCKHOLDERS. On March 21, 1996, The 1996 Equity Participation Plan of Blowout Entertainment, Inc. was approved by the written consent of holders of a majority of the outstanding shares of Common Stock.

     2.7.5 TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. Subject to the timing requirements of Section 5.3, the Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     2.7.6 LOANS. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     2.7.7 FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the requirements of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and
(ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     2.7.8 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange  Act  (including  any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in
Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     2.7.9 EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

     2.7.10 COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     2.7.11 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     2.7.12 GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                               * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of the Company on November 25, 1996.

     Executed on this 25th day of November, 1996.




                                   /s/ Karl D. Wetzel
                                   Karl D. Wetzel